SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (904) 355-1781

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  (Former Name or Former Address, if Changed Since Last Report)

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                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                          July 21, 2004

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 21, 2004, the Audit Committee of the Board of Directors of Florida Rock Industries, Inc. (the "Company"), engaged KPMG LLP ("KPMG") to serve as the Company's principal public accountants for a three year term beginning with fiscal year 2005. On July 21, 2004, the Company's Audit Committee notified Deloitte & Touche LLP ("Deloitte & Touche") of their intent to dismiss Deloitte & Touche as the Company's principal public accountants, effective upon completion of the audit of the Company's financial statements for the 2004 fiscal year, which is currently in process.

Deloitte & Touche's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended September 30, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that their report on the Company's consolidated financial statements for the year ended September 30, 2003, dated November 21, 2003, included an unqualified opinion with an explanatory paragraph to disclose that effective October 1, 2002, the Company changed its method of accounting for its costs of reclamation to conform to Standard of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations".

During the Company's two most recent fiscal years ended September 30, 2003 and the subsequent interim periods through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Deloitte & Touche's letter, dated July 26, 2004, stating whether they agree with such statements.

During the Company's two most recent fiscal years ended September 30, 2003 and the subsequent interim periods through the date of this Current Report on Form 8-K, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K. The Company requested that KPMG review the information set forth in this paragraph and in the first sentence of this Item 4 before this Current Report on Form 8-K was filed with the Securities and Exchange Commission.

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ITEM  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
AND EXHIBITS.

     (c)  Exhibits.

           Exhibit 16 - Letter from Deloitte & Touche LLP to  the
Securities and Exchange Commission dated July 26, 2004.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.



                                   FLORIDA ROCK INDUSTRIES, INC.


Date:   July  21, 2004             By:  /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive Vice President,
                                   Treasurer and Chief Financial
                                   Officer

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                          EXHIBIT INDEX


 Exhibit No.
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      16        Letter   from  Deloitte  &  Touche  LLP  to   the
                Securities  and  Exchange Commission  dated  July
                26, 2004.


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